Pacific Funds Series Trust NSAR 03-31-15
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS




The following documents are included in Registrant's Form Type N1A/A, Accession No. 0001193125-15-027137 filed on January 30, 2015, and incorporated by reference herein:

Amended and Restated Declaration of Trust

Certificate of Amendment to the Amended and Restated Certificate of Trust

By-Laws